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                                                                      EXHIBIT 32

                 CERTIFICATION OF QUARTERLY REPORT ON FORM 10-Q
                                 OF ADVOCAT INC.
                       FOR THE QUARTER ENDED JUNE 30, 2006

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's best knowledge and belief, the Quarterly Report on Form 10-Q for Advocat Inc. (the "Company") for the period ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

            (a) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification is executed as of August 9, 2006.

                                         /s/ William R. Council, III
                                         ---------------------------------------
                                         William R. Council, III
                                         Chief Executive Officer

                                         /s/ L. Glynn Riddle, Jr.
                                         ---------------------------------------
                                         L. Glynn Riddle, Jr.
                                         Chief Financial Officer


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.